Exhibit 99.1

2022 Annual Report NASDAQ: FBMS

2 Safe Harbor & Forward Looking Statements ABOUT THE FIRST BANCSHARES, INC . The First Bancshares, Inc . (“FBMS” or the “Company”), headquartered in Hattiesburg, Mississippi, is the parent company of The First Bank . Founded in 1996 , The First has operations in Mississippi, Louisiana, Alabama, Florida and Georgia . The Company’s stock is traded on NASDAQ Global Market under the symbol FBMS . Contact : Chandra Kidd, Corporate Secretary . NON - GAAP FINANCIAL MEASURES FBMS reports its results in accordance with United States generally accepted accounting principles (“GAAP”) . However, management believes that certain non - GAAP performance measures used in managing the business may provide meaningful information about underlying trends in its business . Non - GAAP financial measures should be viewed in addition to, and not as an alternative for, FBMS’s reported results prepared in accordance with GAAP . NON - GAAP FINANCIAL MEASURES This communication contains “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995 . In general, forward - looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology . Forward - looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed . Such forward - looking statements are not guarantees of future performance . Actual results may differ materially from those contemplated by such forward - looking statements . Factors that might cause such differences include, but are not limited to : (1) competitive pressures among financial institutions increasing significantly ; (2) prevailing, or changes in economic or political conditions, either nationally or locally, particularly in areas in which the Company conducts operations, including the effects of declines in the real estate market, high unemployment rates, inflationary pressure, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing ; (3) interest rate risk, including the effects of rising interest rates ; (4) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance ; (5) changes in applicable laws, rules, or regulations ; (6) risks related to the Company’s recently completed and pending acquisitions, including that the anticipated benefits from the recently completed acquisitions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events ; (7) changes in management’s plans for the future ; (8) credit risk associated with our lending activities ; (9) changes in loan demand, real estate values, or competition ; (10) changes in accounting principles, policies, or guidelines ; (11) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID - 19 pandemic and related variants ; (12) higher inflation and its impacts ; (13) significant turbulence or disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities ; (14) potential impacts of the recent adverse developments in the banking industry highlighted by high - profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto ; (15) the effects of war or other conflicts including the impacts relating to or resulting from Russia’s military action in Ukraine ; (16) a deterioration of the credit rating for U . S . long - term sovereign debt, actions that the U . S . government may take to avoid exceeding the debt ceiling, or uncertainties surrounding the debt ceiling and the federal budget ; and (17) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services . T he Company does not undertake any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . For any forward - looking statements made in this communication, any exhibits hereto or any related documents, the Company claims protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995 .

3 THE FIRST BANCSHARES: BUILDING SHAREHOLDER VALUE

59.3% Q4 ‘ 22 Efficiency Ratio, Operating (1) 16.7% Total Capital Ratio as of December 31, 2022 6 th Largest Bank Headquartered in MS $6.5bn Assets as of December 31, 2022 14 # of Closed Transactions since 2010 (2) 4 Our Company Q4 ’22 Company Overview 90 Locations in Southeast: MS , LA, AL, FL & GA 1996 Bank Established in Hattiesburg, MS Source: S&P Global Market Intelligence, Company documents (1) Non - GAAP measure, refer to appendix for “Non - GAAP Reconciliation ” (2) Includes 11 whole bank acquisitions, 2 branch acquisitions and 1 mortgage company acquisition; Excludes Heritage Southeast Ba nco rporation acquisition 1.38% Q4 ’22 PTPP ROAA, Operating (1) FBMS Locations (90) LOUISIANA MISSISSIPPI FLORIDA ALABAMA GEORGIA STARKVILLE BATON ROUGE JACKSON TAMPA GULFPORT HATTIESBURG VALDOSTA TALLAHASSEE DESTIN PENSACOLA We have the track record, scale, liquidity, capital & profitability of a top - performing community bank

New Orleans Mobile Baton Rouge Jackson Tallahassee Montgomery Shreveport Columbus Evolution of Our Franchise December 31, 2009 Total Assets ($mm) – Organic and Acquisitive Growth FBMS Branch (9) Hattiesburg Source: S&P Global Market Intelligence Data as of 12/31 of each year, respectively 5 March 31, 2023 Map 2 Atlanta Tampa Mobile Montgomery New Orleans Baton Rouge Jackson Shreveport Tallahassee Houston Jacksonville Birmingham Columbus Orlando Huntsville Little Rock Columbia Hattiesburg Gulfport Pensacola FBMS Branch (113) FBMS LPO (2) $503 $500 $540 $571 $647 $698 $830 $986 $1,080 $1,166 $1,889 $2,413 $2,178 $2,153 $181 $181 $370 $447 $447 $447 $827 $1,924 $2,307 $3,264 $3,664 $4,284 $5,864 $681 $721 $941 $1,094 $1,145 $1,277 $1,813 $3,004 $3,473 $5,153 $6,077 $6,462 $8,017 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 '23 Acquired Organic

Improving Geographic Diversification of our Balance Sheet 6 2015 Deposits by State March 31, 2023 Deposits by State Source : S&P Global Market Intelligence 2009 and 2015 data as of 6 /30 2015 Loans by State March 31, 2023 Loans by State 2009 Loans by State 2009 Deposits by State Mississippi 100% Mississippi 100% Mississippi 70% Alabama 23% Louisiana 7% Mississippi 73% Alabama 23% Louisiana 4% Mississippi 28% Alabama 13% Florida 20% Louisiana 11% Georgia 28% Mississippi 23% Alabama 8% Florida 24% Louisiana 13% Georgia 32%

Expansion into Georgia and Florida

Pro Forma Footprint



Huntsville
Birmingham
Atlanta
MS
AL
GA
Shreveport
Jackson
Montgomery
Columbus
LA
Baton Rouge
New Orleans
Mobile
Tallahassee
Jacksonville
Orlando
Tampa
FL
FBMS Branch (90)
FBMS LPO (2)
Acquired HSBI Branches (23)

Heritage Southeast Acquisition Highlights (1)

- Branches: **23**
- Total Deposits: **~$1.4B**
- Number of Deposit Accounts: **~68 thousand**
- Average Cost of Deposits: **0.35%**
- Average Non-Time Deposit Account Tenure: **9 years**
- Gross Loans: **~$1.2B**
- Average Loan Yield: **5.62%**
- Current Branch Personnel: **104**

Source: S&P Global Market Intelligence
Data as of 3/31/23
(1) Heritage Southeast Bancorporation, Inc. data as of 12/31/22

TheFirst BANCSHARES, INC.
7

Pro Forma Branch Franchise 8 Source : S&P Global Market Intelligence FBMS Branch (90) FBMS LPO (2) HSBI Branch (23) MS Jacksonville Orlando Montgomery Mobile Tallahassee New Orleans Tampa Baton Rouge AL FL GA Birmingham Shreveport Columbus Huntsville Atlanta Jackson LA Establishes FBMS’ presence in Atlanta Enhances FBMS’ market position in South Georgia and North Florida

EPS Net Income ($mm) 9 Pre - tax Pre Provision Income ($mm), Operating (1) PTPP ROAA, Oper. (1) Annual d ata for the twelve months ended 12/31 of each respective year; quarterly data for the three months ended each respective quarter (1) Non - GAAP measure, refer to appendix for “Non - GAAP Reconciliation” Historical Performance Over Time Twelve Years of Record Earnings $0.82 $1.16 $0.96 $1.19 $1.55 $1.57 $1.11 $1.62 $2.55 $2.52 1.62% 1.74% 1.75% 1.79% 1.61% 1.42% 1.49% $3.03 1.33% 1.24% 1.36% 1.63% $2.5 $3.6 $4.2 $6.3 $8.5 $9.7 $10.6 $21.2 $43.7 $52.5 $64.2 $62.9 $17.8 $21.4 $22.1 $20.8 $21.4 $19.4 $20.5 $18.9 $19.3 $20.8 $25.9 $22.2 $35.7 $68.3 $0.0 $12.0 $24.0 $36.0 $48.0 $60.0 $72.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 $3.10 1.38% Operating Income $5.4 1.78%

31 149 373 Southeast Public Banks* U.S. Public Banks* Private & Public Banks 11.6% 10.9% 28.4% Public Peers All Peers FBMS FBMS Performance vs. Peers 10 Universe of Nationwide Banking Institutions With Assets Between $2.0bn and $10.0bn 5 - Year Asset CAGR MRQ Operating (1) Source : S&P Global Market Intelligence; FactSet Data as of 3/31/23; Estimate data as of 5/18/23 * Defined as major exchange traded; includes Nasdaq, NYSE, and NYSEAM; excludes merger targets (1) Non - GAAP measure, refer to appendix for “Non - GAAP Reconciliation” 0.92% 1.18% Southeast Peers FBMS 11.3% 15.3% Southeast Peers FBMS Projected 2024 Operating 1.16% 1.36% Southeast Peers FBMS 14.4% 20.1% Southeast Peers FBMS ROAA ROAA ROATCE ROATCE

36% 49% 88% U.S. Banks Southeast U.S. Banks FBMS FBMS Performance vs. Peers 11 Source : S&P Global Market Intelligence Data as of 5/15/23 Note : Total return includes reinvestment of dividends (1) Peer group excludes banks with less than 10 years of pricing data 10 - Year Price Performance 10 - Year Total Return (1) 62% 62% 113% U.S. Banks Southeast U.S. Banks FBMS (1)

12 APPENDIX

Non - GAAP Reconciliation 13 The First Bancshares, Inc. Non-GAAP For the Three Months Ended, December 31, March 31, (Dollars in thousands) 2022 2023 Net Interest Income $47,216 $53,926 Non Interest Income 8,131 12,612 Non Interest Expense (35,040) (45,670) Adjustments: Add: Acquisition charges 1,190 3,793 Add: Contributions related to Treasury Awards -- -- Less: Bargain purchase gain and loss on sale of fixed assets -- -- Less: Treasury Awards and Gains -- -- Less: Provision for Loan Losses 705 11,000 Less: BOLI Income from Death Proceeds -- -- Pre-tax Pre Provision Income, Operating $22,202 $35,661 Average Total Assets $6,446,521 $8,003,254 Pre-tax Pre Provision Return on Average Assets, Operating 1.38% 1.78%

Non - GAAP Reconciliation (cont.) 14 The First Bancshares, Inc. Non-GAAP For the Three Months Ended, December 31, March 31, (Dollars in thousands) 2022 2023 Operating Expense Total non-interest expense $35,040 $45,670 Pre-tax non-operating expenses (1,190) (3,793) Adjusted operating expense 33,850 41,877 Operating Revenue Net interest income, FTE $48,916 $65,924 Total non-interest income 8,131 12,612 Pre-tax non-operating items -- -- Adjusted operating revenue $57,047 $78,536 Efficiency Ratio, Operating 59.3% 53.3%

Non - GAAP Reconciliation (cont.) 15 The First Bancshares, Inc. Return Ratios, Operating For the Three Months Ended December 31, March 31, (Dollars in thousands) 2022 2023 Net Income Available to Common $16,295 $16,271 Adjustments: Add: Acquisition and charter conversion charges 1,190 3,793 Less: Tax on acquisition and charter conversion charges (301) (960) Add: Initial Provision for Acquired Loans -- 10,727 Less: Tax on Initial Provision for Acquired Loans -- (2,714) Net Income, Operating $17,184 $27,117 Average Total Assets $6,446,521 $8,003,254 Return on Average Assets 1.01% 0.81% Return on Average Assets, Operating 1.07% 1.36% Average Common Equity $617,049 $868,995 Less: Average intangible assets (208,684) (330,092) Average Tangible Common Equity $408,365 $538,903 Return on Average Tangible Common Equity 16.0% 12.1% Return on Average Tangible Common Equity, Operating 16.8% 20.1%